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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 April 23, 1998
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                            RSL COMMUNICATIONS, LTD.
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             (Exact name of registrant as specified in its charter)

                                     BERMUDA
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                 (State or other jurisdiction of incorporation)

        0-23139                                               N/A
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(Commission File Number)                    (IRS Employer Identification Number)

             Clarendon House, Church Street, Hamilton HM CX Bermuda
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                    (Address of Principal Executive Offices)

        Registrant's telephone number, including area code (441) 295-2832
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                                  Page 1 of 69

                         Exhibit Index appears on Page 4

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The Registrant amends its Current Report on Form 8-K filed with the Securities and Exchange Commission on April 29, 1998, to add a new Item 2 and an additional exhibit as follows:

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

As of April 23, 1998, RSL COM U.S.A., Inc., a subsidiary of RSL Communications, Ltd. ("RSL"), entered into an agreement (the "Asset Purchase Agreement") with CBS Corporation ("CBS") to acquire substantially all of the business and assets of Westinghouse Communications, a division of CBS Corporation ("Westinghouse"), for approximately $90 million in cash plus the assumption of certain liabilities, subject to customary conditions to closing, including the receipt of various regulatory and other consents.

On July 14, 1998 (the "Closing Date"), RSL completed the acquisition of substantially all of the business and assets of Westinghouse. The business consists primarily of Westinghouse's customer base and telecommunication products and services, including voice services, data services, outsourcing services, LAN management and system design (the "Business"). The purchase price for the assets was $90 million, which was paid in cash, plus the assumption of certain liabilities of CBS. RSL has recorded this transaction under the purchase accounting method. The purchase price was paid from RSL's available cash.

The terms of the Asset Purchase Agreement, including the amount of the purchase price, were negotiated by the parties on an arm's length basis. The purchase price paid for the assets may be adjusted after the Closing Date in accordance with the terms of the Asset Purchase Agreement. RSL intends to continue to utilize the assets purchased in its business.

ITEM 7. EXHIBITS

1. Asset Purchase Agreement, dated as of April 23, 1998, between CBS Corporation and RSL COM U.S.A., Inc.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 12th day of August, 1998.

                            RSL COMMUNICATIONS, LTD.

                            By /s/
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                               Mark J. Hirschhorn
                               Vice President - Finance,
                               and Global Controller


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                                  EXHIBIT INDEX

Exhibit                        Description
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1.    Asset Purchase Agreement, dated as of April 23, 1998, between CBS
      Corporation and RSL COM U.S.A., Inc.


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                                    SCHEDULE

The schedules and exhibits to the Asset Purchase Agreement are omitted pursuant to Rule 601(b)(2) of Regulation S-K. This schedule contains summary information extracted from the schedules to the Asset Purchase Agreement and is qualified by its entirety by reference to such schedules and exhibits. Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Asset Purchase Agreement.

Schedules

Certain Excluded Assets                            1.2(e)

Lists certain assets of Seller which were not sold to Buyer.

Target Amount Calculation                          1.4

Sets forth calculation of Closing Working Capital.

Shortfall Liability                                1.7

Sets forth treatment of contractual liability for shortfalls under the AT&T Contract.

Executive Officers                                 2.3

Lists all the executive officers of Seller who are, as of the date of the Asset Purchase Agreement, devoted full-time to the Business.

Financial Statements                               2.4(a)

Consists of Audited balance sheets of Westinghouse as of December 31, 1997, December 31, 1996 and December 31, 1995, with the related statements of income and cash flows for the fiscal years ended on such dates and the accompanying notes.

Material Liabilities                               2.4(b)

Lists Material Liabilities.

Certain Changes                                    2.5

Sets forth changes in the Business since the Balance Sheet Date and the date of the Asset Purchase Agreement.

Conflicts and Consents                             2.6

Lists exceptions to Section 2.6 of the Asset Purchase Agreement.

Owned Real Property                                2.7.1

Lists all the real property owned by Seller as of the date of the Asset Purchase Agreement which is used exclusively in the conduct of the Business.


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Leased Real Property                               2.7.2

Lists all the real property leased to Seller as of the date of the Asset Purchase Agreement which is used in the conduct of the Business.

Leased Personal Property                           2.8.2

Lists the personal property leased to Seller as of the date of the Asset Purchase Agreement which is used in the conduct of the Business.

Material Contracts                                 2.11

Sets forth certain contracts which relate to the Business, Purchased Assets or Assumed Liabilities or by which any of the Purchase Assets are bound or Assumed Liabilities are governed.

Litigation and Orders                              2.12

Lists actions and/or orders to which Seller is subject.

Environmental Permits                              2.13.2

Identifies all permits required by Environmental Laws and necessary for the operation of the Business as of the Closing Date which have been obtained, renewed or applied for, and are currently in effect.

Limitations on Permits                             2.14

Lists all material Permits (other than Environmental Permits listed on Schedule
2.13.2 and Communications Licenses listed on Schedule 2.22.1).

Intellectual Property                              2.15.1

Lists all Intellectual Property that is owned or licensed by Seller and used in the conduct of the Business as of the date of the Asset Purchase Agreement.

Licenses; Infringement                             2.15.2

Lists all software that is owned or licensed by Seller and that is material to the operation of telecommunications equipment used in the conduct of the Business as of the date of the Asset Purchase Agreement.

Employees Earning More than $100,000               2.16.1

Lists each Employee whose annual base salary was more than $100,000 for the year ended on the Balance Sheet Date.

Employee Benefit Plans                             2.17.1

Lists the name of each Employee Benefit Plan which is sponsored or maintained by Seller as of the date of the Purchase Asset Agreement.


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Employee Benefit Actions Pending                   2.17.3

Lists any action pending by any Employee of the Business with respect to any Employee Benefit Plan.

Funding Deficiencies                               2.17.4

Lists exceptions to Section 2.17.4 of the Asset Purchase Agreement.

Multi-Employer Plans                               2.17.5

Lists any "multiple employer" plans.

Acceleration of Benefits                           2.17.6

Lists exceptions to Section 2.17.6 of the Asset Purchase Agreement.

Tax Audits                                         2.18.2

Lists exceptions to Section 2.18.2 of the Asset Purchase Agreement.

Top Twenty Five Customers                          2.20

Lists the 25 largest customers of the Business as of the date of the Asset Purchase Agreement based on revenues in the year ended December 31, 1997.

Ten Largest Suppliers                              2.21

Lists the ten largest suppliers of the Business as of the date of the Asset Purchase Agreement.

Communications Licenses                            2.22.1

Lists all communications licenses relating to the Business and issued to Seller or its subsidiary, CBS Communications Services Inc.

Non-Compliance with Communications Laws            2.22.2

Lists exceptions to Section 2.22.2 of the Asset Purchase Agreement.

Buyer Conflicts and Consents                       3.3

Lists exceptions to Section 3.3 of the Asset Purchase Agreement.

Buyer Licenses                                     3.6

Lists any charges, investigations, renewal or revocation hearings, or other proceedings by or before any Governmental Authority that have been initiated or threatened in writing with respect to licenses held by Buyer.

Required Consents                                  6.2.2

Lists the Encumbered Instruments to which a Consent to transfer and assign must be obtained from the appropriate third party prior to Closing.


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Required Permits                                   6.3.2

List the Communications Licenses, Environmental permits, and other permits with respect to which a Consent must be obtained at or prior to Closing.

Sublease Agreements                                6.6(a)

Lists premises subject to Section 6.6(a).

Employees on Leave of Absence                      11.1.1

Lists Employees on leave of absence as of the date of the Asset Purchase Agreement.

Seller's Knowledge                                 13.1.90

Lists individuals with Seller's Knowledge.

Exhibits

Form of Lease Agreement                            6.6(a)(i)

Form of Lease Agreement with respect to a portion of the Owned Real Property and sublease agreements with respect to those premises set forth in Schedule 6.6(a), in a form mutually agreed by the Parties.

Form of Trademark License Agreement                6.6(b)
Form of Transitional Services Agreement            6.6(c)
Form of Non-Competition Agreement                  6.6(d)
Form of Opinion of Seller's Counsel                8.2(f)
Form of Opinion of Buyer's Counsel                 8.3(f)

The Registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.


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